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REVOCABLE                                                             REVOCABLE
PROXY                                                                 PROXY

                                  DIVINE, INC.
                            1301 North Elston Avenue
                             Chicago, Illinois 60622

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON     , 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Andrew J. Filipowski and Jude
M. Sullivan and each of them, proxies for the undersigned, with full power of substitution, to represent and to vote all of the shares of Class A common stock of divine, inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at 1301
North Elston Avenue, Chicago, Illinois, on     , 2001, at 9:00 a.m., Central
time, and at any adjournments thereof, upon the matters as set forth in the Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus, receipt of which is hereby acknowledged. The undersigned stockholder hereby revokes any proxy or proxies previously executed for such matters.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR BOTH PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

     IF VOTING BY PROXY, YOU MAY VOTE BY MAIL, TELEPHONE OR BY INTERNET. See instructions below for telephone and Internet voting.

IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            (continued, and to be signed and dated, on reverse side)
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                                  DIVINE, INC.
PLEASE MARK YOUR VOTE IN THE OVAL IN THE FOLLOWING MANNER USING DARK INK
ONLY.  / /

[                                                                              ]

The Board of Directors unanimously recommends that you vote FOR the listed proposals.

1. Proposal to approve the    For  Against  Abstain   Each of the persons named
issuance of divine Class A    / /    / /      / /     as proxies herein are
common stock in the merger                            authorized, in such
with eshare communications,                           person's discretion, to
Inc.                                                  vote upon such other
                                                      matters as may properly
                                                      come before the Special
                                                      Meeting, or any
                                                      adjournments thereof.

                                                      This Proxy will be voted
                                                      in accordance with
                                                      specifications made. If no
                                                      choices are indicated,
                                                      this Proxy will be voted
                                                      FOR the listed proposals.

2. Proposal to approve the   For  Against  Abstain  Dated _______________ , 2001
   issuance of divine        / /    / /      / /
   Class A common stock
   in the merger with Open                          ___________________________
   Market, Inc.                                            SIGNATURE

                                                    ___________________________
                                                    SIGNATURE (IF HELD JOINTLY)

                                               PLEASE DATE THIS PROXY AND SIGN
                                               IT EXACTLY AS YOUR NAME(S)
                                               APPEARS HEREON. WHEN SHARES ARE
                                               HELD BY JOINT TENANTS, BOTH
                                               SHOULD SIGN. WHEN SIGNING AS AN
                                               ATTORNEY, EXECUTOR,
                                               ADMINISTRATOR, TRUSTEE, GUARDIAn
                                               OR OTHER FIDUCIARY, PLEASE
                                               INDICATE YOUR CAPACITY. IF YOU
                                               SIGN FOR A CORPORATION, PLEASE
                                               PRINT FULL CORPORATE NAME AND
                                               INDICATE CAPACITY OF DULY
                                               AUTHORIZED OFFICER EXECUTING ON
                                               BEHALF OF THE CORPORATION. IF You
                                               SIGN FOR A PARTNERSHIP, PLEASE
                                               PRINT FULL PARTNERSHIP NAME AND
                                               INDICATE CAPACITY OF DULY
                                               AUTHORIZED PERSON EXECUTING ON
                                               BEHALF OF THE PARTNERSHIP.

CONTROL NUMBER

------                                                                   -------
                              FOLD AND DETACH HERE

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have your proxy card in hand when you submit your vote.

TO VOTE BY THE INTERNET:

IF YOU DECIDE TO VOTE VIA THE INTERNET, YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:

1.   READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.
2. VISIT OUR INTERNET VOTING SITE AT WWW.COMPUTERSHARE.COM/US/PROXY, ENTER THE INFORMATION REQUESTED ON THE COMPUTER SCREEN, INCLUDING YOUR 6-DIGIT CONTROL NUMBER LOCATED BELOW YOUR ADDRESS ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.

TO VOTE BY TELEPHONE:

IF YOU DECIDE TO VOTE VIA TELEPHONE (WITHIN THE UNITED STATES AND CANADA ONLY), YOUR TELEPHONE VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:

1.   READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.
2. CALL TOLL FREE 1-888-892-6927 FROM A TOUCH-TONE TELEPHONE (THERE IS NO CHARGE FOR THIS CALL), ENTER YOUR 6-DIGIT CONTROL NUMBER LOCATED BELOW YOUR ADDRESS ON THE PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 12:00 MIDNIGHT, CENTRAL TIME, ON , 2001.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL UNLESS YOU INTEND TO MODIFY YOUR INTERNET OR TELEPHONE VOTE BY MAILING IN A LATER DATED PROXY CARD.